UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2005

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51436 (Commission File Number)	30-0296543 (I.R.S. Employer Identification No.)

	1440 Davey Road Woodridge, Illinois (Address of principal executive offices)	60517 (Zip Code)

(630) 739-6744
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 29, 2005, the Board of Directors (the “Board”) of Advanced Life Sciences Holdings, Inc. (“ALS”) appointed Richard Reck and Scott Meadow as members of the Board.  The Board named Mr. Reck as a member and as chairman of the audit committee, and the Board named Mr. Meadow as a member and as chairman of the compensation committee.

A copy of the press release announcing the appointments of Mr. Reck and Mr. Meadow to the Board is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 1, 2005, entitled “Advanced Life Sciences Announces Appointment of Richard Reck and Scott Meadow to its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: September 1, 2005	By:	/s/ MICHAEL T. FLAVIN
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 1, 2005, entitled “Advanced Life Sciences Announces Appointment of Richard Reck and Scott Meadow to its Board of Directors.”